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                   MEDICAL PROFESSIONAL LIABILITY EXCESS OF LOSS
                                REINSURANCE CONTRACT
                            EFFECTIVE:  JANUARY 1, 1998

                                     issued to

                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota
                     (HEREINAFTER REFERRED TO AS THE "Company")

                                         by

                     The Subscribing Reinsurer(s) Executing the
                       Interests and Liabilities Agreement(s)
                                  Attached Hereto
                    (HEREINAFTER REFERRED TO AS THE "Reinsurer")



Article I - Classes of Business Reinsured

 A. By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") issued or renewed on or after the effective date hereof, and classified by the Company as follows:

     1. Professional Liability business as respects physicians, surgeons, dentists and ancillary health care professionals written on a claims made basis;

     2. General Liability business as respects physicians, surgeons, dentists and ancillary health care professional entities written on an occurrence basis; and

     3. Primary and Umbrella Excess Health Care Systems Professional Liability, General Liability and Employee Benefits Liability business providing both claims made and occurrence basis coverages and issued to health care facilities, it being understood that the combination of the Company's primary and umbrella/excess policies issued to any one health care facility shall be considered one policy. It is further understood that the umbrella excess business covered hereunder shall be written in excess of the following primary coverages:


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     a.   Professional and General Liability insurance with minimum limits of liability of $1,000,000 as respects each claim or each occurrence (as applicable) and in the aggregate;

     b. Automobile Liability insurance with minimum limits of liability of $500,000 as respects each accident, combined single limit;

     c. Employers Liability insurance written under Workers' Compensation and Employers Liability policies with minimum limits of liability of $100,000 as respects each accident bodily injury by accident, $500,000 as respects policy limit bodily injury by disease, and $100,000 as respects each employee bodily injury by disease.

     in accordance with the Company original policies and subject to the terms, conditions and limitations hereinafter set forth.

 B. The Company may issue prior acts and extended reporting coverage in accordance with its original policies. Any claim under extended reporting coverage shall be deemed to have been reported on the day the original policy expired or was canceled. Premium, if any, for such extended reporting coverage period shall be considered fully earned by the Reinsurer on the last full day the original policy was in force.


ARTICLE II - COMMENCEMENT AND TERMINATION

 A. This Contract shall become effective on January 1, 1998, with respect to losses occurring under policies allocated to underwriting years commencing on or after that date (or, as respects policies written on a claims made basis, claims made against and/or reported to the Company on or after that date), and shall continue in force thereafter until terminated.

 B. Either party may terminate this Contract on any December 31 by giving the other party not less than 90 days prior written notice.

 C. Unless the Company elects that the Reinsurer have no liability for losses arising out of occurrences with dates of loss after the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months following the effective date of termination.

 D. "Underwriting year" as used herein shall mean the period from January 1, 1998 through December 31, 1998, and each subsequent 12-month period shall be a separate underwriting year. All premiums and losses from policies allocated to an underwriting year shall be credited or charged, respectively, to such underwriting year, regardless of the date said

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     premiums earn or such losses occur.  It is understood that a policy will be allocated to the underwriting year which is in effect as of:

     1.   As respects all new policies, the effective date of such policies;

     2. As respects renewals of one year or less term policies, the renewal date of such policies;

     3. As respects continuous or greater than one year term policies, the premium anniversary date of such policies.

     Such policies shall remain in the same underwriting year, as originally allocated, until the next renewal date or premium anniversary date, at which time such policies shall be reallocated to the underwriting year in effect as of such date as provided in subparagraphs 2 and 3 above.


ARTICLE III - TERRITORY

This Contract shall be worldwide in its geographical scope.



ARTICLE IV - EXCLUSIONS

 A.  This Contract does not apply to and specifically excludes the following:

     1. Reinsurance assumed by the Company under obligatory reinsurance agreements, except agency reinsurance where the policies involved are to be reunderwritten in accordance with the underwriting standards of the Company and reissued as Company policies at the next anniversary or expiration date or reinsurance of "fronting carriers," including Genesis Indemnity Insurance Company, where the policies involved are underwritten, rated and administered by the Company.

     2.   Business written by the Company above self-insured retentions (SIRs).

     3. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Liability - Reinsurance" attached to and forming part of this Contract. However, this exclusion shall not apply to nuclear exposures emanating from health care facilities.

     4. Liability as a member, subscriber or reinsurer of any pool, syndicate or association.

     5. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed,

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          which provides for any assessment of or payment or assumption by the
          Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claims, debt, charge, fee or other obligation in whole or in part.

     6. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

     7. Pollution under any General Liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Commercial General Liability Coverage Form CG 00 01 (Ed. 11/88) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from implementing such exclusion. If the Company elects to implement an exclusion different from that of ISO, such exclusion will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurers and received the Reinsurers' prior approval.

     8.   Business written on a co-indemnity basis.

     9.   Directors and Officers liability and managed care liability.

     10. Any business obtained through Company merger or acquisition unless submitted to the Reinsurer for special acceptance and accepted by the Reinsurer.

 B. Business falling within the scope of one or more of the exclusions set forth in paragraph A may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all the terms of this Contract except as modified by the special acceptance.


ARTICLE V - RETENTION AND LIMIT

 A. COVERAGE A: The Company shall retain and be liable for the first $750,000 of ultimate net loss as respects each insured, each occurrence. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $1,250,000 as respects each insured, each occurrence.

 B. COVERAGE B: The Company shall retain and be liable for the first amount of ultimate net loss as follows:

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    1.   As respects policies with primary limits of $2,000,000 each occurrence and $4,000,000 in the aggregate, $2,000,000 each insured, each occurrence and $4,000,000 in the aggregate;

     2. As respects policies with primary limits of $2,000,000 each occurrence and in the aggregate, $2,000,000 each insured, each occurrence and in the aggregate.

     The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $10,000,000 as respects each insured, each occurrence and in the aggregate, where applicable.

 C. COVERAGE C: The Company shall retain and be liable for the first $1,125,000 of ultimate net loss arising out of each loss event. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $5,000,000 as respects any one loss event.

     It is understood that recoveries under individual facultative reinsurance and under Coverages A and B of this Article shall inure to the benefit of Coverage C.

 D. COVERAGE D: The Company shall retain and be liable for the first $750,000 of the following as respects any one loss event:

     1. The Company's initial retention of ultimate net loss under Coverage A above; and then

     2. Any loss in excess of policy limits and/or extra contractual obligations (as defined in Article VI).

     The Reinsurer shall then be liable for the amount of loss in excess of policy limits and/or extra contractual obligations which exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $5,000,000 as respects loss in excess of policy limits and/or extra contractual obligations arising out of any one loss event.

 E. As respects Coverages C and D, the maximum amount recoverable on a combined basis shall be $5,000,000 as respects any one loss event.


ARTICLE VI - DEFINITIONS

 A. "Ultimate net loss" as used herein is defined as the sum or sums (including deductibles of $250,000 or less paid by the Company or the insured and any loss adjustment expense, as hereinafter defined, which reduces the Company's limit of liability under the policy involved) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing

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     herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

 B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director or employee of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

 C. "Insured" as used herein shall mean any party or parties provided with a separate policy limit by the Company.

 D. "Occurrence" shall have the same meaning as the term occurrence, claim, medical incident, wrongful act or such similar term, as applicable, under the Company's policy forms.

 E. The term "Event" shall mean each accident, occurrence, medical incident, wrongful act or series of accidents, occurrences, medical incidents or wrongful acts arising out of one event, whether involving one or several of the Company's policies or insureds. All bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one event, whether involving one or several of the Company's policies or insureds. The date of event shall be deemed to be the following:

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     1.   As respects a loss involving one or more coverages written on an occurrence basis, the date on which bodily injury or property damage occurs.

     2. As respects a loss involving one or more coverages written on a claims-made basis, the date when the claim is first made in accordance with the policy terms, and any related claims reported subsequent to such date shall be included in such loss. However, if the claim is first made during an extended reporting period, the date of Event shall be deemed to be the last day of the policy period.

     3. As respects a loss involving one or more coverages written on an occurrence basis and one or more coverages written on a claims-made basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.

 F. "Loss adjustment expense" as used herein shall mean expenses assignable to the appraisal, adjustment, settlement, litigation, investigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to interest on judgments, legal expenses, costs incurred in connection with coverage questions and legal actions connected thereto and declaratory judgment expense, as outlined below, but shall not include other salaries and expenses of the Company's employees or office and normal overhead expenses.

 G. "Declaratory judgment expense" as used herein shall mean all court costs, attorney's fees and expense incurred by the Company during the underwriting year in contesting insurance coverage on policies reinsured hereunder and shall be further limited as follows:

     1. Expenses associated with unsuccessful actions shall constitute loss adjustment expense;

     2. Expenses associated with successful or compromised actions shall be recoverable at 80.0%, and shall be subject to a $75,000 deductible per action, which shall be retained by the Company.

     Declaratory judgment expenses shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     It is understood and agreed the maximum reinsurance recovery, as respects all declaratory judgment expense arising out of all business reinsured hereunder, shall be limited to $1,000,000 for each underwriting year.


ARTICLE VII - CLAIMS AND LOSS ADJUSTMENT EXPENSE

 A. Whenever a claim is reserved by the Company for an amount greater than 66.0% of its retention hereunder and/or whenever a claim appears likely to result in a claim under this

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     Contract, the Company shall notify the Reinsurer.  All cases of serious injury which, regardless of considerations of liability or coverage, might result in a claim under this Contract, shall be reported to the Reinsurer, including but not limited to the following:

     1. Brain injury with significant cognitive, behavioral or physical residual damages;

     2.   Quadriplegia or paraplegia including Cauda Equina Syndrome;

     3. Fatalities or significantly diminished life expectancy of wage earners or women with minor children;

     4. Significant burns (i.e., third degree burns over 33.0% of body surface area or second degree burns over 66.0% of body surface area), including over-exposure to radiation;

     5. Any other serious injury which, in the judgment of the Company, might involve the Reinsurer;

     6.   Any action alleging extra contractual obligations against the Company;

     7.   Any declaratory judgment action brought by or against the Company.

     The Company will provide quarterly updates on reported claims to the Reinsurer in bordereau format. The Reinsurer shall have the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

 B. All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable immediately upon receipt of reasonable evidence of the amount paid by the Company.

 C. In the event of loss hereunder, loss adjustment expense incurred by the Company in connection therewith which does not reduce the Company's limit of liability under the policy involved shall be shared by the Company and the Reinsurer in the proportion the ultimate net loss paid or payable by the Reinsurer bears to the total loss paid or payable by the Company, prior to any reinsurance recoveries, but after deduction of all salvage, subrogation and other recoveries. However, if a verdict or judgment is reduced by any process other than by the trial court, resulting in an ultimate saving to the Reinsurer, or a judgment is reversed outright, the expenses incurred in securing such reduction or reversal shall be shared by the Company and the Reinsurer in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment shall be shared in proportion to each party's interest in such original verdict or judgment. The Reinsurer's liability for such loss adjustment expense shall be in addition to its liability for ultimate net loss.

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ARTICLE VIII - SUBROGATION

The Reinsurer shall be credited with recoveries from subrogation (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder.
Recoveries therefrom shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.



ARTICLE IX - REINSURANCE PREMIUM

 A.  COVERAGE A

     As premium for the reinsurance provided hereunder during each underwriting year, the Company shall pay the Reinsurer a provisional and deposit premium of $2,800,000 for the underwriting year in four equal installments of $700,000 on March 31, June 30, September 30 and December 31 of each underwriting year.

 B.  COVERAGE B

     1. As premium for the reinsurance provided hereunder during each underwriting year, the Company shall pay the Reinsurer the percentage of its excess limits earned premium set forth in Schedule A, subject to the minimum premiums, net of ceding commission, for health care facilities set forth below:

          a. As respects hospitals with at least 100 occupied beds, $2,000 per $1,000,000 of policy limit;

          b. As respects hospitals with less than 100 occupied beds, $1,500 per $1,000,000 of policy limit;

          c. As respects non-hospital health care exposures, $1,500 per $1,000,000 of policy limit;

          d. As respects nursing homes or long-term care facilities, $1,000 per $1,000,000 of policy limit.

     2. The Company shall pay the Reinsurer a provisional and deposit premium of $600,000 for the underwriting year in four equal installments of $150,000 on March 31, June 30, September 30 and December 31 of each underwriting year.

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     3.   As soon as possible after the end of each underwriting year, the
          Company shall report its excess limits earned premium for the underwriting year. Any additional premium due the Reinsurer, at the rate shown in subparagraph 1 of paragraph B, shall be paid by the Company with its report, and any return premium due the Company shall be remitted promptly.

 C.  COVERAGES C AND D

     1. As premium for the reinsurance provided hereunder during each underwriting year, the Company shall pay the Reinsurer 0.7% of its net earned premium applicable to all subject business for the underwriting year.

     2. The Company shall pay the Reinsurer a deposit premium of $294,000 in four equal installments of $73,500 on March 31, June 30, September 30 and December 31 of each underwriting year.

     3. As soon as possible after the end of each underwriting year, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the underwriting year, computed in accordance with subparagraph 1 of paragraph C, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

     4. "Net earned premium" as used in this paragraph C is defined as all gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for facultative reinsurance which inures to the benefit of these Coverages C and D. Net earned premium shall include such premium for extended reporting periods, which shall be considered fully earned by the Company on the last day of the policy period.


ARTICLE X - COMMISSION - COVERAGE B

 A. As respects Coverage B business only, the Reinsurer shall allow the Company a 25% commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

 B. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.


ARTICLE XI - PREMIUM ADJUSTMENT - COVERAGE A

 A. As respects Coverage A business only, the provisional and deposit premium paid by the Company shall be adjusted periodically in accordance with the provisions set forth herein.

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     The first adjustment period shall be from the effective date of this
     Contract through December 31, 2000, and each subsequent 36-month period shall be a separate adjustment period. However, if this Contract is terminated, the final adjustment period shall be from the beginning of the then current adjustment period through the date of termination.

 B. The adjusted premium for each adjustment period shall be equal to the Reinsurer's losses incurred for the adjustment period, plus 1.27% of the Company's net earned premium for the same adjustment period, but the adjusted premium shall not exceed an amount equal to 9.21% of the Company's net earned premium for the adjustment period, nor be less than 1.27% of the Company's net earned premium for the adjustment period.

 C. Within 45 days after 24 months following the beginning of each underwriting year within each adjustment period, the Company shall calculate and report the adjusted premium for the period from the beginning of the then current adjustment period through the underwriting year under consideration, based on the Reinsurer's losses incurred and the Company's net earned premium for the adjustment period as of the date of the calculation. If the adjusted premium exceeds the reinsurance premiums previously paid for the same period, the Company shall remit the difference to the Reinsurer with its report. If the adjusted premium is less than reinsurance premiums previously paid for the adjustment period, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company's report.

 D. The Company shall calculate and report the adjusted premium for each adjustment period within 45 days after 12 months following the end of the adjustment period, and within 45 days after the end of each 12-month period thereafter until all losses under policies with effective or renewal dates during the adjustment period have been finally settled. If the adjusted premium exceeds the reinsurance premiums previously paid for the adjustment period, the Company shall remit the difference to the Reinsurer with its report. If the adjusted premium is less than reinsurance premiums previously paid for the adjustment period, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company's report.

 E. "Net Earned Premium" as used in this Article is defined as the gross earned premium of the Company for primary policy limits of $2,000,000 or less for the classes of business reinsured hereunder, including policies with effective or renewal dates during the adjustment period, as set forth in the Company's report entitled "Subject Premium by Limit," less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Coverage A, if any. Net earned premium shall include such premium for extended reporting periods, which shall be considered fully earned by the Company on the last day of the policy period.

 F. "Losses incurred" as used herein shall mean losses and loss adjustment expense paid by the Reinsurer as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, it being understood and agreed that all losses under policies with effective or renewal dates during an adjustment period shall be

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     charged to that adjustment period, regardless of the date said losses actually occur, unless this Contract is terminated on a "cutoff" basis, in which event the Reinsurer shall have no liability for losses occurring after the effective date of termination.


ARTICLE XII - OFFSET

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract or any other contract heretofore or hereafter entered into between the Company, whether acting as assuming reinsurer or ceding company. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.



ARTICLE XIII - ACCESS TO RECORDS

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.



ARTICLE XIV - NET RETAINED LINES

 A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

 B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


ARTICLE XV - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

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ARTICLE XVI - CURRENCY

 A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

 B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


ARTICLE XVII - TAXES

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.



ARTICLE XVIII - FEDERAL EXCISE TAX

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)


A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


ARTICLE XIX - INSOLVENCY

 A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership,

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     and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

 B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

 C. It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or
     (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.


ARTICLE XX - ARBITRATION (BRMA 6M)

 A. As a condition precedent to any right of action hereunder, any dispute arising out of the interpretation, performance or breach of this Contract, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration will be in writing and sent certified or registered mail, return receipt requested.

 B. One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within 30 days after being requested to do so by the other party, the latter, after 30 days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

 C. If the two arbitrators are unable to agree upon the third arbitrator within 30 days of their appointment, the third arbitrator shall be selected from a list of six individuals (three named by each arbitrator) by a judge of the federal district court having jurisdiction over the geographical area in which the arbitration is to take place, or if the federal court declines to act, the state court having general jurisdiction in such area.

 D. All arbitrators shall be disinterested active or former executive officers of insurance or reinsurance companies or Underwriters at Lloyd's, London.

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 E.  Within 30 days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

 F. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Unless the panel agrees otherwise, arbitration shall take place in Minneapolis, Minnesota, but the venue may be changed when deemed by the panel to be in the best interest of the arbitration proceeding. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of Minnesota. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

 G. The panel shall make its decision considering the custom and practice of the applicable insurance and reinsurance business as promptly as possible following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof.

 H. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.


ARTICLE XXI - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

 A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

 B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

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                                 TABLE OF CONTENTS

   ARTICLE                                                               PAGE
         I     Classes of Business Reinsured                                1

        II     Commencement and Termination                                 2

       III     Territory                                                    3

        IV     Exclusions                                                   3

         V     Retention and Limit                                          4

        VI     Definitions                                                  5

       VII     Claims and Loss Adjustment Expense                           8

      VIII     Subrogation                                                  9

        IX     Reinsurance Premium                                          9

         X     Commission - Coverage B                                     10

        XI     Premium Adjustment - Coverage A                             11

       XII     Offset                                                      12

      XIII     Access to Records                                           12

       XIV     Net Retained Lines                                          12

        XV     Errors and Omissions                                        12

       XVI     Currency                                                    13

      XVII     Taxes                                                       13

     XVIII     Federal Excise Tax                                          13

       XIX     Insolvency                                                  13

        XX     Arbitration (BRMA 6M)                                       14

       XXI     Service of Suit                                             15

               Schedule A

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                                     SCHEDULE A


                   MEDICAL PROFESSIONAL LIABILITY EXCESS OF LOSS
                                REINSURANCE CONTRACT
                            EFFECTIVE:  JANUARY 1, 1998

                                     issued to

                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota


                          COVERAGE                PERCENTAGE OF
                          BY LAYER                  PRECEDING
                                               $1,000,000 PREMIUM
                      $1,000,000 excess of              50.0%
                      $2,000,000

                      $1,000,000 excess of              55.0%
                      $3,000,000

                      $1,000,000 excess of              60.0%
                      $4,000,000

                      $1,000,000 excess of              65.0%
                      $5,000,000

                      $1,000,000 excess of              70.0%
                      $6,000,000

                      $1,000,000 excess of              70.0%
                      $7,000,000

                      $1,000,000 excess of              70.0%
                      $8,000,000

                      $1,000,000 excess of              70.0%
                      $9,000,000

                      $1,000,000 excess of              70.0%
                      $10,000,000

                      $1,000,000 excess of              70.0%
                      $11,000,000

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                   GENERAL LIABILITY POLLUTION EXCLUSION APPENDIX



In accordance with the provisions of Article IV - Exclusions, this exclusion applies:

1. To bodily injury or property damage arising out of the actual, alleged or threatened discharge, dispersal, release or escape of pollutants:

          a.   at or from premises owned, rented or occupied by a named insured;

          b. at or from any site or location used by or for a named insured or others for the handling, storage, disposal, processing or treatment of waste;

          c. which are at any time transported, handled, stored, treated, disposed of, or processed as waste by or for a named insured or any person or organization for whom a named insured may be legally responsible; or

          d. at or from any site or location on which a named insured or any contractors or subcontractors working directly or indirectly on behalf of a named insured are performing operations;

               i. if the pollutants are brought on or to the site or location in connection with such operations; or

               ii. if the operations are to test for, monitor, clean up, remove, contain, treat, detoxify, or neutralize the pollutants.

2. To any loss, cost or expense arising out of any governmental direction or request that a named insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants.

Pollutants means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

Subparagraphs (a) and (d)(i) of paragraph (1) do not apply to bodily injury or property damage caused by heat, smoke or fumes from a hostile fire. As used in this exclusion, a hostile fire means one which becomes uncontrollable or breaks out from where it was intended to be.

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                   MEDICAL PROFESSIONAL LIABILITY EXCESS OF LOSS
                                REINSURANCE CONTRACT
                            EFFECTIVE:  JANUARY 1, 1998

                                     issued to

                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota













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